UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

              Delaware                1-11781             31-0676346
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(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)        Identification No.)


7777 Washington Village Drive, Dayton, Ohio                      45459
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(Address of principal executive offices)                      (Zip code)


                                  937-428-6360
               (Registrant's telephone number including area code)


                                 Not applicable
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

On January 23, 2007, Dayton Superior Corporation issued a press release entitled, "Dayton Superior Announces Partial Over-Allotment Exercise." The press release is attached as Exhibit 99.1 hereto.




Item 8.01 Other Events

On January 23, 2007, the underwriters of Dayton Superior Corporation's initial public offering of common stock acquired 250,000 shares of the 1,177,500 shares available under the over-allotment option Dayton Superior Corporation granted them in connection with its initial public offering. The exercise of the over-allotment option will generate proceeds, after underwriting discounts and commissions, of approximately $2.8 million which will be used to repay outstanding borrowings.


99.1  Press Release of the Company dated January 23, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            DAYTON SUPERIOR CORPORATION


Date:  January 23, 2007                     By:/s/ Edward J. Puisis
                                               -------------------------------
                                                     Edward J. Puisis
                                                Executive Vice President and
                                                Chief Financial Officer